Exhibit 10.15

*** Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. §§ 200.80(b)(4)

and 240.24b-2

Roasting and Distribution Agreement

This Roasting and Distribution Agreement (“Agreement”), having effect as and from 1st day of January, 2012 (the “Effective Date”) is made by and between:

JJC CORP (“JJC”) a company incorporated in the state of Nevada, having its principal office located at 8200 Wilshire Blvd, Suite 200, Beverly Hills, CA 90211 USA and

CANTERBURY COFFEE CORPORATION (“Canterbury”) a corporation incorporated under the laws of British Columbia, having its principal office at 13840 Mayfield Place, Richmond, British Columbia, V6V 2E4 (collectively hereinafter the “Parties” and each “Party”)

with reference to the following facts:

RECITALS:

A.	WHEREAS, JJC desires that Canterbury manufacture for JJC the products (“Products”) set forth in Schedule A;

B.	WHEREAS, JJC holds the exclusive license to the Trademarks listed in Exhibit A, which is attached to this Agreement and incorporated herein by this reference;

C.	WHEREAS, JJC wishes to sub-license the use of the Trademarks (as defined herein) to Canterbury pursuant to the terms and conditions herein;

D.	WHEREAS, Canterbury wishes to manufacture the Products and to use such sub-license in order to distribute the Products to the Grocery Retail Sector.

IN CONSDIERATION OF the covenant and agreements in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the Parties, the Parties agree as follows:

1.	CERTAIN DEFINITIONS

Except as otherwise defined herein, as used in this Agreement the following terms shall have the following defined meanings:

“Grocery Retail Sector” refers to the mass, club, grocery and drug market segments that Canterbury shall have the exclusive right to distribute the products to as part of its Services to JJC;

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“Broad Distribution Arrangement” shall refer to such arrangement whereby all Products produced in accordance with the terms and conditions herein shall be held in inventory by Canterbury and Canterbury shall have responsibility for all warehousing, distribution in the Grocery Retail Sector and administrative costs, including management of Accounts Receivable. All freight risk of loss on Product shall be borne by Canterbury under this arrangement;

“Direct Distribution Arrangement” shall refer to such arrangement whereby Canterbury shall produce the Products according to the terms and conditions as contained herein, shall ship such orders to the location as specified by JJC, and shall invoice JJC for the shipped goods at the prices as shown in Schedule A, applicable freight, customs, duties and any other fees. JJC shall be responsible for all warehouse, distribution and administrative costs associated with such orders; All freight risk of loss on Product shall be borne by JJC under this arrangement;

“Products” means Products described in Schedule A of this Agreement;

“Products and Services” mean the Products together with the Services;

“Sell Price” means the selling price of the Products as determined by JJC;

“Services” means coffee roasting services, coffee production services, supply distribution and support services;

“Trademarks” means those trademarks, trade names and logos set forth in Exhibit A to this Agreement.

2.	TRADEMARK SUB- LICENSE FROM JJC TO CANTERBURY

2.1	Sub- License. Subject to the terms and conditions of this Agreement, JJC grants to Canterbury a nonexclusive, limited, three (3) year sub-license (the “Sub-License”) only to use and reproduce the Trademarks in association with the manufacture, supply and distribution of JJC Products and Services for the Grocery Retail Sector and as is set forth in this Agreement. This sub-license is not transferable, assignable nor is it sub-licensable. This sub-license is valid in Canada only as it pertains to the manufacturing of the Products and is to be used only for JJC related Products.

2.2	Applicable Laws. Canterbury shall exercise the Sub-license, and manufacture, supply and distribute Products and Services in compliance with all applicable laws, regulations, government standards and policies.

2.3	No Challenge To Validity Of Trademarks. Canterbury shall not, directly or indirectly during the term of this Agreement or at any time thereafter, attack or challenge the validity of JJC’s rights in or to the Trademarks or of any other proprietary rights of JJC, or assist any third party in doing the same. Canterbury shall not file any applications to register the Trademarks or any words, names, designs, or logos that are confusingly similar to the Trademarks in any country of the world for any goods or services, and shall not register any domain names containing the Trademarks, any phonetic equivalent thereof, or any domain names confusingly similar to the Trademarks in any country of the world.

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2.4	Third Party Infringement. Canterbury shall promptly notify JJC of any infringement or potential infringement of the Trademarks that comes to its attention. Canterbury will cooperate with JJC, at JJC request, in taking steps to terminate such infringement. However, Canterbury shall not take any legal action to protect against infringement of the Trademark without JJC permission. JJC will take action against infringers to defend the Trademarks but shall not be required to bring or prosecute actions or suits. Any and all damages recovered in any action or proceeding commenced by JJC shall belong solely and exclusively to JJC. All the associated legal and other costs of such action shall be for the account of JJC. However, if JJC determines not to bring action, Canterbury may then bring such action in its own name at its own expense provided it obtains consent of JJC, consent shall not be unreasonably withheld. If requested to do so, JJC shall cooperate at Canterbury expense. Any award or portion of an award recovered by Canterbury in any such action or proceeding commenced by Canterbury shall belong solely to Canterbury after recovery by both parties of their respective actual out-of-pocket costs.

2.5	In the event that a third-party effects an infringement action on Canterbury for its use of the Trademarks as provided in this Agreement, Canterbury shall promptly notify JJC of any such suit. Any award received by JJC in such an action shall belong solely to JJC.

2.6	JJC and Canterbury shall keep one another informed of the status of, and their respective activities regarding, any litigation concerning Trademarks. Canterbury may not enter into a settlement or consent judgment involving Trademarks, however, unless it obtains JJC prior written consent.

2.7	Reservation of Rights. All rights not expressly granted to Canterbury herein are reserved to JJC.

3.	RESPONSIBILITIES OF THE PARTIES

3.1	Responsibility of JJC. JJC shall be responsible for the following:

(a)	JJC is responsible for purchasing from Canterbury all packaged finished Products on-hand as a result of the following: (i) JJC elects to terminate the contract for any reason, (ii) JJC elects to redesign the packaging and introduces the change prior to utilizing all stock on hand, (iii) JJC elects to discontinue a Product, (iv) JJC ceases to carry on business for any reason and (v) Sales volume falls below a single batch as described in Schedule A, per calendar quarter;

(b)	JJC agrees that in the event Canterbury secures coffee in the future on behalf of JJC, then JJC shall enter into a supply agreement to that specific transaction. JJC shall be responsible for any financial penalty incurred by Canterbury if JJC does not honor such supply agreement;

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(c)	JJC shall be totally responsible for carrying out sales and marketing and determining the selling price of the Products;

(d)	JJC will provide promotional materials, brochures, point of sale displays and other marketing materials, to facilitate the marketing and sale of Products;

(e)	JJC will responsible for cost of product giveaways and free samples;

(f)	JJC shall be responsible for the costs and expenses related to returns, allowances and salvage costs, including, but not limited to, grocery listing allowances, marketing allowances and volume rebates. However, Canterbury shall be responsible for any returns due to quality;

(g)	JJC will pay the prices set forth in Schedule A for each of the Products produced;

(h)	JJC agrees to be bound by the minimum order quantities and frequency of orders, along with warehousing and delivery specifications that are specified in Schedule A;

(i)	JJC shall be responsible for obtaining and maintaining, for the duration of this Agreement an insurance policy for the full value of all JJV owned materials and Products held in inventory at Canterbury’s facilities;

(j)	JJC shall be responsible for the cost of outdated products.

3.2	Responsibility of Canterbury. Canterbury shall be responsible for:

(a)	Canterbury shall perform such services as may be required to manufacture and package the Products, as detailed in Schedule A, for the Grocery Retail Sector in accordance with Canterbury’s product specifications in adherence to applicable laws and regulations and in conformance with Good Manufacturing Practices prevailing in the industry. Canterbury shall be granted the right of first refusal for any additional distribution channels beyond the Grocery Retail Sector, which may arise during the term of this Agreement. In the event that JJC is approached by another company to distribute in a channel other than the Grocery Retail Sector, Canterbury shall be given thirty (30) days to prepare a distribution strategy for that new market, subject to approval by JJC. If Canterbury is not interested, it can refuse, in which case JJC shall be free to grant to the new company the right to distribute to the additional distribution channels.

(b)	Canterbury shall, except as otherwise provided, have full responsibility for the procurement and payment of all new materials, ingredients, generic packaging bags, continuous roll stock film, and corrugated packaging and other supplies necessary to produce the Products unless and until such time as JJC notifies Canterbury in writing that they wish to develop and supply Canterbury with private label coffee packaging bags and private label continuous film stock, the cost of which shall be that of JJC.

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(c)	Canterbury shall order and maintain sufficient supplies so as to meet the normal production requirements of JJC in a cost effective manner, but in accordance with minimum order quantities.

(d)	Canterbury agrees to secure coffee in future periods on behalf of JJC so long as JJC enters into the supply agreement specific to that transaction. The quality of the coffee must meet the product specifications.

(e)	Canterbury shall have the right to revise prices upon thirty (30) days written notice for changes in the costs of manufacturing and materials of Products.

(f)	Canterbury shall upon request by JJC assist on all advertising, sales promotion, and public relations campaigns to be conducted, including providing JJ with documentation of previous promotional campaigns conducted and shall provide necessary technical information and assistance. JJC will fully reimburse Canterbury for expenses incurred in the provision of assistance.

4.	COMPENSATION

4.1	Payment to JJC. Canterbury shall pay JJC the difference between the total cost for the Products under the Broad Distribution Agreement, as is shown on Line 2-Broad of Schedule A and the Sell Price, as specified by JJC, as Net Proceeds.

4.2	Payment Schedule for JJC. Canterbury will submit payments of Net Proceeds on the fifteenth (15th) of the month following receipt of monies from clients for products sold.

4.3	Offsets to JJC Payment. Canterbury reserves the right to offset monies owed by JJC to Canterbury against Net Proceeds owed by Canterbury to JJC. However, Canterbury agrees to notify JJC in writing prior to making such deductions.

4.4	Payment to Canterbury. JJC will pay the prices set forth in Schedule A for each of the Products produced.

4.5	Payment Schedule for Canterbury. The term of payment is Net Thirty (30) Days.

4.6	Discounts. All discounts will be charged back to JJC.

4.7	Bad Debts. Loss from bad debts or uncollectable accounts will be borne by JJC. Canterbury will provide JJC a monthly report of unpaid accounts receivable balances on JJC’s customers.

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4.8	Currency. All prices expressed in this Agreement are in Canadian dollars. All invoices to JJC shall be in Canadian dollars. Payments of Net Proceeds to JJC shall be made in Canadian dollars for sales transacted in Canadian currency, and likewise in United States dollars for sales transacted in United States currency.

4.9	Sales Volume Rebate. The Parties shall negotiate a sales volume rebate at the end of six (6) months from the date of this Agreement, based on existing sales during the period, such rebate to be reviewed by the Parties.

4.10	Future Costs. Costs and expenses related to returns, allowances and salvage costs will be borne by JJC. The Parties understand and agree that returns, allowances and salvage costs are future costs normally deducted by customers long after the sales and the collection of accounts receivable have been completed.

4.11	Late Fee. Payments due to Parties hereunder which are received thirty (30) days after the due date shall bear interest at the rate of ten percent (10%) per annum.

4.12	Sales Statements. Canterbury agrees to furnish to JJC each month, full and accurate statements showing all information required in determining the amount of payment to be paid to JJC from Canterbury as well as from JJC to Canterbury.

5.	AUDITS AND MAINTAINING RECORDS

5.1	Records. Canterbury agrees to keep accurate records of all transactions relating to this Agreement including, without limitation, sales invoices (stated cumulatively and separately by each account buyer), shipping invoices, purchase orders, inventory records, and records of returns and to preserve such records for up to two (2) years after the expiration or earlier termination of this Agreement.

5.2	Audit Rights. JJC’s representatives shall have the right from time to time, and with reasonable notice, to audit Canterbury’s records, as it specifically relates to JJC’s Products, and to extract from such records, including the general ledger, invoice and any other records which the Parties agree to be reasonably appropriate, information necessary to verify the accuracy of payment amounts and to assess Canterbury’s performance hereunder, such audits not to exceed more than twice per year.

5.3	Discrepancies. The receipt or acceptance by JJC of any payment or statement furnished hereunder shall not preclude JJC from questioning the accuracy or correctness thereof. JJC shall have up to thirty (30) days following receipt of velocity reports to review and report any errors. If any inconsistency or mistake is discovered in any such statements or payments, whether or not upon audit, appropriate adjustments shall be immediately made by the Parties.

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6.	REPRESENTATIONS AND WARRANTIES OF THE PARTIES

6.1	Representations and Warranties of JJC.

(a)	JJC is a Corporation duly organized, validly existing and in good standing under the laws of the State of Nevada in the United States. It is a registered foreign corporation in California. JJC has all the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(b)	The execution, delivery and performance by JJC of this Agreement and the consummation of the transaction contemplated hereby had been duly and validly authorized by all the requisite corporate action and no other corporate act or proceeding on the part of JJC is necessary to authorize the execution, delivery and performance of this Agreement and consummation of the transaction contemplated hereby;

(c)	JJC is not subject to nor obligated under its corporate bylaws, any applicable law, rule or regulation of any governmental authority, or any agreement, instrument, license, or permit or subject to any order, writ, injunction or decree, which would be breached or violated by its execution, delivery or performance of this Agreement;

(d)	JJC is the exclusive holder of the License for the Trademarks, and to JJC’s knowledge, the use of the Trademarks in the manufacture, advertising, sales and promotion of any of the Licensed Products or Services will not infringe on the intellectual property or any other rights of any third party;

(e)	JJC had the full right, power and authority to grant the Sub-license granted in Section 2.1 of this Agreement;

(f)	JJC execution and delivery of this Agreement and performance of its obligations hereunder, including the obligation of payments hereunder, do not and will not conflict with, violate or result in any default under any agreement, instrument or other contract to which JJC is party or by which is bound;

(g)	There are no claims, actions, suits, or any other legal proceeding pending, or to the knowledge of JJC, threatened, which, if adversely determined, would adversely affect the ability of JJC to consummate the transactions contemplated by this Agreement or perform its obligations hereunder.

6.2	Representations and Warranties of Canterbury.

(a)	Canterbury will not use the Trademarks and has not and will not grant any right or sub-license to use the Trademarks other than as authorized under this Agreement;

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(b)	Canterbury is a limited company duly organized, validly existing and in good standing under the laws of British Columbia. Canterbury has all the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

(c)	The execution, delivery and performance by Canterbury of this Agreement and the consummation of the transaction contemplated hereby had been duly and validly authorized by all the requisite corporate action and no other corporate act or proceeding on the part of Canterbury is necessary to authorize the execution, delivery and performance of this Agreement and consummation of the transaction contemplated hereby;

(d)	Canterbury is not subject to nor obligated under its corporate bylaws, any applicable law, rule or regulation of any governmental authority, or any agreement, instrument, license, or permit or subject to any order, writ, injunction or decree, which would be breached or violated by its execution, delivery or performance of this Agreement;

(e)	Canterbury’s execution and delivery of this Agreement and performance of its obligations, hereunder, including the obligation of payments hereunder, do not and will not conflict with, violate or result in any sort of default under any agreement, instrument or other contract to which Canterbury is a party or by which it is bound;

(f)	There are no claims, actions, suits or other proceedings pending or to the knowledge of Canterbury, threatened, which if adversely determined would adversely affect the ability of Canterbury to consummate the transactions contemplated by this Agreement or perform its obligations hereunder;

(g)	Canterbury in not in receipt of notice from any governmental authority to the effect that it is not in compliance with any applicable laws. Canterbury agrees to comply with all applicable laws and regulations relating to the Products and Services.

(h)	Canterbury shall use its best efforts to manufacturer Products consistent with the high standards and prestige represented by the Trademarks.

(i)	Canterbury shall commence production and distribution as soon as practicable and ship according to JJC requirements.

(j)	Canterbury shall not take any action which would create a lien upon (which shall include, without limitation a warehouse lien, or mortgage or otherwise encumber the Products and Services in this Agreement), without the express prior written consent of JJC, which consent may be withheld in JJC’s sole and absolute discretion.

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(k)	Canterbury shall not take any action, or sell any product which shall in any way materially and intentionally undermine the manufacture of the Products and Services specifically related to JJC.

(l)	Canterbury agrees that in the distribution of Products it shall separate those revenues from any other product revenue received from a particular customer. Under no circumstance shall JJC’s Product revenues be commingled with any other Canterbury revenue.

7.	TERM AND TERMINATION

7.1	Term. The term of this Agreement will begin on the Effective Date and will continue for a period of three (3) years. At the end of the term, the Agreement shall be automatically renewed for subsequent one year periods. The Parties shall have the right to terminate this Agreement with thirty (30) days written notice.

7.2	Termination by Canterbury. Canterbury may, at its sole option and provision of notice, terminate this Agreement immediately upon:

(a)	JJC’s breach of any provision of this Agreement where such breach has not been remedied to the reasonable satisfaction of Canterbury within 30 days after receiving written notice of breach from JJC;

(b)	JJC becomes insolvent, having a receiver appointed over it, seeking protection from its creditors, commencing dissolution or winding up proceedings, or ceasing to carry on business; or

(c)	JJC fails to make payments due to Canterbury under this Agreement after the thirty (30) day cure period has ended.

7.3	Termination by JJC. JJC may, at its option and provision of notice to Canterbury, terminate this Agreement immediately upon:

(a)	Canterbury’s breach of any provision of this Agreement where such breach has not been remedied to the reasonable satisfaction of JJC within 30 days after receiving written notice of breach from JJC;

(b)	JJC’s reputation and that of the Trademark becoming negatively affected in the public eye as a result of the business or activities being conducted by Canterbury, as determined by JJC acting reasonably;

(c)	Canterbury becoming insolvent, having a receiver appointed over it, seeking protection from its creditors, commencing dissolution or winding up to proceedings, or ceasing to carry on business:

(d)	Canterbury does not meet the quality standards for the Products and Services as established pursuant to this Agreement;

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(e)	Canterbury’s use or misuse of the Trademarks in violation of this Agreement that may bring discredit to JJC;

(f)	Canterbury fails to make payments due to JJC under this Agreement after the thirty (30) day cure period has ended; or

(g)	Canterbury directly or indirectly, merges or otherwise becomes under the shared sole control or discretion of another party.

7.4	Upon Termination. Upon termination of this Agreement for any reason:

(a)	Canterbury shall immediately cease all use, of the Trademarks, and shall immediately provide JJC with a written inventory account of all Products bearing or associated with the Trademarks or any part thereof in the possession or control of Canterbury, at the date of termination. JJC, its agents and representatives shall have the right with reasonable notice to Canterbury to conduct a physical inventory of Canterbury in order to verify such account and in this regard Canterbury shall provide access to all places under its control to JJC or its agents and representatives. Upon verification and provision of invoice, payment shall be required, prior to shipping;

(b)	Canterbury shall deliver to JJC any and all artwork, files or samples of the Trademark;

(c)	Canterbury shall further execute and deliver such documents and take such other steps as may be necessary or desirable to evidence that any and all rights Canterbury may have had with respect to the Trademarks have completely ceased, including the cancellation of any registration of Canterbury as a permitted or registered use of the Trademarks;

(d)	Thereafter, Canterbury shall not at any time directly or indirectly use the Trademarks or any other trade-mark, or any other mark or thing or any trade name, corporate name or product name, or any other means of designation or commercial identification which is likely to be confused with the Trademarks.

7.5	In the event of termination of this Agreement:

(a)	Upon expiration or termination of this Agreement, all rights herein granted to Canterbury shall revert to JJC: any unpaid portion of Payments due shall be immediately due and payable to each of the Parties, subject to receipt of funds from customers;

(b)	Such termination shall be without prejudice to any rights and/or claims that the Parties may have against each other at the time of termination and thereafter and neither Party shall be relieved of its obligations hereunder following termination of this Agreement;

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(c)	Canterbury, its receivers, representatives, trustees, agents, administrators, successors, and/or assigns shall have no right to sell, exploit or in any way deal with the Trademarks or Products or any carton, container, packing or wrapping material, advertising, promotional and display material pertaining thereto which bears or is associated with the Trademarks or any part thereof, except with and at all times subject to such prior written consent and prior written instructions as JJC may give from time to time.

7.6	No Damages Merely Because of Termination. The Parties shall not, by reason only of the expiration or termination of this Agreement be liable to the other for compensation, reimbursement or damages on any account, whether for loss of prospective revenues, on account of expenditures, investments, leases or commitments in connection with the use of the Trademarks or otherwise.

8.	INDEMNIFICATION

8.1	Canterbury shall indemnify and hold JJC and its affiliates, as well as their respective officers, directors, agents, employees, successors and assigns, harmless from and against any and all claims, suits, damages, liabilities, costs and expenses including, but not limited to, court costs, reasonable attorney fees, arising out of, based on or in any other manner related to:

(a)	The breach of any representation or warranty or obligation of Canterbury under this Agreement;

(b)	Any use by Canterbury of the Trademarks which is not permitted by or not in accordance with this Agreement;

(c)	Any defect or alleged defect in the Products or Services, including without limitation, injuries to any persons arising therefrom;

(d)	The design, manufacture, distribution, promotion or sale of the Products or Services including without limitation infringement of patents or misappropriation of Intellectual Property of a third party,

(e)	Any claims by third parties against JJC arising out of this Agreement, except to the extent such claims directly result from JJC breach of its warranties or representations.

8.2	JJC shall indemnify and hold Canterbury and its affiliates, as well as their respective officers, directors, agents, employees, successors and assigns, harmless from and against any and all claims, suits, damages, liabilities, costs and expenses including, but not limited to, court costs, reasonable attorney fees, arising out of, based on or in any other manner related to:

(a)	The breach of any representation or warranty or obligation of JJC under this Agreement;

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(b)	Judgments arising out of any assertion or allegation by any persons, entities or governmental agencies that the Trademarks used by Canterbury under this Agreement infringe any trademark, trade name or any other personal property of a third party.

8.3	Notification. A party (the “Notifying Party”) shall promptly notify the other party (the “Indemnifying Party”) of the existence of any claim, demand or other action giving rise to a claim for indemnification under this Agreement which involves a third party (“Third Party Claim”) and shall give the Indemnifying Party a reasonable opportunity to defend the same at its own expense and with its own counsel, provided that the Notifying Party shall at all times have the right to participate in such defense at its own expense.

8.4	Assistance. Each party shall make available to the other, at the other’s expense, such information and assistance as the other shall reasonably request in connection with the defenses of a Third Party Claim threatened or filed in connection with any activities conducted hereunder.

9.	INSURANCE

9.1	Insurance. The Parties shall obtain and maintain in full force throughout the term of this Agreement insurance coverage for its operations consisting of Commercial Liability Insurance including Products Liability Insurance in the amount of not less than Two Million Canadian dollars (CAD $2,000,000) per occurrence, $2,000,000 Products Liability Aggregate, for the first fifty thousand (50,000) pounds per annum of manufacturing volume to be increased by one million Canadian dollars (CAD$1,000,000) increments for every 50,000 pounds per annum in additional manufacturing volume or fraction thereof. The Parties agree that the maximum coverage will be set at Five Million Canadian Dollars (CAD $5,000,000) per occurrence, $5,000,000 Products Liability Aggregate. The Parties agree to add the other as Additional insured on their comprehensive General Liability policy and to provide thirty (30) days written notice of cancellation or material change to policy. Upon request, a Party shall provide the requesting Party with a certificate of insurance from its insurer or broker, evidencing that insurance coverage as described herein is in effect.

10.	LIMITATION OF LIABILITY

10.1	Limitation Of Liability. In no event will either Party be liable to the other for any special, incidental, or consequential damages, whether based on breach of contract, tort, product liability, or otherwise, and whether or not such Party has been advised of the possibility of such damages. The Parties have agreed that the limitations specified in this Section 10 will survive and apply even if any limited remedy specified in this Agreement is found to have failed of its essential purpose.

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11.	CONFIDENTIALITY

11.1	Confidentiality. Neither Party shall export, transmit or otherwise disclose to any third party, other than its representatives, any technical or proprietary data it may acquire pursuant to this Agreement which is not generally available to the public, whether or not a trade secret, and which consists of information of any kind which can be used or adapted for use in the design, production, manufacture, utilization, or reconstruction of the Products and Services (whether such information be in tangible form, or the direct product of any such technical skills, except with the prior written consent and approval of the other Party.

12.	GENERAL PROVISIONS

12.1	Relationship of the Parties. Nothing contained in this Agreement shall be construed to constitute the Parties hereto as partners or as joint venturers, or either as agent of the other and Canterbury may not obligate or bind JJC in any manner.

12.2	Accrual of Goodwill. Canterbury expressly recognizes and agrees that any and all goodwill associated with the Trademarks, including any goodwill with respect thereto which might be deemed to have arisen from JJC activities hereunder shall ensure directly and exclusively to the benefit of and shall belong solely to JJC, irrespective of whether or not such activities are in compliance with the terms of this Agreement, Canterbury expressly recognizes and agrees that should any right, title or interest in or to the Trademarks become vested in it by operation of law or otherwise, if shall hold the same in trust for JJC and shall, at the request of JJC forthwith unconditionally assign any such right, title or interest to JJC.

12.3	Force Majeure. In the event that either Party is prevented from performing its obligations under this Agreement due to an occurrence beyond its control (an “Event of Force Majeure”), such as acts of God, fire, acts of war or terror, or acts of governments or government agencies or other authorities having jurisdiction, then such prevention shall not be construed to be a default under this Agreement. The Party so prevented shall give notice to the other Party of such events as soon as reasonably possible and both Parties shall use their reasonable best efforts to comply with the terms of this Agreement notwithstanding such prevention. In no event shall labor shortages, strikes, lockouts or walkouts be construed as an Event of Force Majeure.

12.4	Assignment. Neither Party may assign or subcontract its obligations under this Agreement without the other party’s prior written consent, which may not be unreasonably withheld. Notwithstanding the foregoing, either Party may assign all or substantially all of its business in this Agreement to a successor, including by way of reorganization or amalgamation. This Agreement shall enure to the benefit of and be binding on the Parties and their respective successors and permitted assigns.

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12.5	Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Province of British Columbia, without regard to the conflict of laws or choice of law principles thereof.

12.6	Arbitration. Any controversy between the parties hereto arising out of or in connection with this Agreement will be submitted and resolved exclusively by confidential and binding arbitration. The arbitration will be initiated and conducted in the Province of British Columbia.

12.7	Attorney Fees. If any action at law or in equity, including an action for declaratory relief, is brought to arbitration in order to enforce or interpret the terms of this Agreement, the prevailing Party shall be entitled to reasonable attorneys’ fees, which may be set by the court in the same action or in a separate action brought for that purpose, in addition to any other relief to which that Party may be entitled.

12.8	Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Agreement will become binding when one or more counterparts hereof, individually or taken together, bear the signatures of both parties reflected hereon as signatories and have been delivered by the parties to each other.

12.9	Construction of Agreement. This Agreement has been negotiated by the respective parties hereto and their attorneys and the language hereof will not be construed for or against either party. A reference to a Section or an Exhibit will mean a Section in, or Exhibit to, this Agreement unless otherwise explicitly provided herein.

12.10	Notices. Any notice or other communication required or permitted to be give under this Agreement will be in writing, will be delivered by personal deliver, overnight courier service, certified or registered mail, postage prepaid, or by facsimile, and will be deemed given (a) upon deliver, if delivered personally, (b) one business day after despite with an international overnight courier service for overnight deliver or (c) one business day after transmission by facsimile with confirmation or receipt, and (d) seven business days after deposit in the mails, if mailed by registered or certified mail, postage prepaid, to the address listed in the opening paragraph of this Agreement. Or to such other address as a party may have furnished to the other parties in writing pursuant to this Section, except that notices of change of address will only be effective upon receipt.

12.11	Amendments and Waivers. Any term of this Agreement may be amended and the observance or any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the party to be bound by such waiver. The waiver by a party of any breach hereof or default in the performance hereof will not be deemed to constitute a waiver or any other default or any succeeding breach or default. The failure of any party to enforce any of the provisions hereof will not be construed to be a wavier or the right of such party thereafter to enforce such provisions.

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12.12	Severability. If any provisions of this Agreement, or the application thereof, will for any reason and to any extent be determined to be invalid or unenforceable, the remainder of this Agreement and application of such provision to other persons or circumstances will be interpreted so as reasonable to give effect the intent of the parties hereto. The parties further agree to replace such void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provision, or to other construe such provision in a manner that render is valid and enforceable.

12.13	Other Remedies. Except as otherwise provided herein, and all remedies herein expressly conferred upon a party will be deemed cumulative with and not exclusive or any other remedy conferred hereby or by law on such party, and the exercise of any one remedy will not preclude the exercise of any other.

12.14	Entire Agreement. This Agreement, the Schedules and Exhibits hereto, the other written agreements explicitly referred to herein and the schedules and exhibits thereto, when taken together, constitute the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and superseded all prior and contemporaneous agreements or understandings, inducements or conditions, express or implied, written or oral, between the parties with respect hereto.

12.15	Further Assurances. From and after the date of this Agreement, upon the request of either part, each part will execute and deliver such instruments, documents or other wittings as may be reasonable necessary or desirable to confirm and carry out and to effectuate fully the intent and proposes of this Agreement.

12.16	Headings. The headings in this Agreement are included for convenience only and neither affects the construction or interpretation of any provision in this Agreement nor affects any of the rights or obligations of the parties to this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

JAMMIN JAVA CORP		CANTERBURY COFFEE CORPORATION

By:	/s/ Anh Tran	By:	/s/ Rosemarie Ho
	Anh Tran		Rosemarie Ho
	Director		Senior Vice President
15

EXHIBIT A

TRADEMARKS

1. MARLEY COFFEE

2. MARLEY COFFEE STIR IT UP

16

SCHEDULE A
PRICING AND ORDER MANAGEMENT

Under the Direct Distribution Arrangement, the prices for the Products shall be as shown in Line 1-Direct and shall be FOB Canterbury Plant. Under the Broad Distribution Arrangement, the prices shall be as shown in Line 2-Broad and FOB Destination. All prices are effective as at January 1, 2012.

Marley Coffee Pricing

	Pre-	Buffalo	Lively	Mystic	One
	Pack	Soldier	Up	Morning	Love
	82760	82770	82772	82774	82776
Green Cost per lb (Roasted for Pre-Pack)	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]
Shrinkage Cost per LB (Shrinkage %)		[***]	[***]	[***]	[***]
Royalty Fee per LB	[***]	[***]	[***]	[***]	[***]
Hand Pack per LB ([***] per bag)	[***]	[***]	[***]	[***]	[***]
Toll Fee per LB	[***]	[***]	[***]	[***]	[***]
Additional Packaging & Labour (labels)	[***]	[***]	[***]	[***]	[***]
Admin Fee per LB	[***]	[***]	[***]	[***]	[***]
Volume Rebate	[***]	[***]	[***]	[***]	[***]
Market Price Rebate	[***]	[***]	[***]	[***]	[***]
Cost per LB (Line 1 - Direct)	[***]	[***]	[***]	[***]	[***]
Freight Charge per LB	[***]	[***]	[***]	[***]	[***]
Cost per LB (Line 2 - Broad)	[***]	[***]	[***]	[***]	[***]

Cost per 12-oz BAG (Line 1 - Direct)	[***]	[***]	[***]	[***]	[***]
Cost per 12-oz BAG (Line 2 - Broad)	[***]	[***]	[***]	[***]	[***]

	Simmer	Buffalo	Lively	Mystic	One	Simmer
	Down	Soldier	Up	Morning	Love	Down
	82778	82780	82782	87284	82786	82788
Green Cost per lb (Roasted for Pre-Pack)	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]
Shrinkage Cost per LB (Shrinkage %)	[***]	[***]	[***]	[***]	[***]	[***]
Royalty Fee per LB	[***]	[***]	[***]	[***]	[***]	[***]
Hand Pack per LB ([***] per bag)	[***]	[***]	[***]	[***]	[***]	[***]
Toll Fee per LB	[***]	[***]	[***]	[***]	[***]	[***]
Additional Packaging & Labour (labels)	[***]	[***]	[***]	[***]	[***]	[***]
Admin Fee per LB	[***]	[***]	[***]	[***]	[***]	[***]
Volume Rebate	[***]	[***]	[***]	[***]	[***]	[***]
Market Price Rebate	[***]	[***]	[***]	[***]	[***]	[***]
Cost per LB (Line 1 - Direct)	[***]	[***]	[***]	[***]	[***]	[***]
Freight Charge per LB	[***]	[***]	[***]	[***]	[***]	[***]
Cost per LB (Line 2 - Broad)	[***]	[***]	[***]	[***]	[***]	[***]

Cost per 12-oz BAG (Line 1 - Direct)	[***]	[***]	[***]	[***]	[***]	[***]
Cost per 12-oz BAG (Line 2 - Broad)	[***]	[***]	[***]	[***]	[***]	[***]

17

SCHEDULE A

Jammin Java Pricing

	Lion’s Blend Office Pack	Lion’s Blend Office Pack	Mountain Roast SWP Decaf
	#25170 (32 x 2.5oz)	#25172 (18 x 2.5oz)	#25174 (18 x 2.5oz)

Green Cost per lb (Roasted for Pre-Pack)	[***]	[***]	[***]
Shrinkage Cost per LB (Shrinkage %)	[***]	[***]	[***]
Royalty Fee per LB	[***]	[***]	[***]
Additional Packaging per LB	[***]	[***]	[***]
Hand-labeling per LB ([***] per label)	[***]	[***]	[***]
Toll Fee per LB	[***]	[***]	[***]
Admin Fee per LB	[***]	[***]	[***]
Volume Rebate per LB	[***]	[***]	[***]
Market Price Rebate per LB	[***]	[***]	[***]
Cost per LB (Line 1 - Direct)	[***]	[***]	[***]
Cost per CASE (Line 1 - Direct)	[***]	[***]	[***]
Freight Charge per LB	[***]	[***]	[***]
Cost per LB (Line 1 - Direct)	[***]	[***]	[***]
Cost per CASE (Line 1 - Direct)	[***]	[***]	[***]

Cost per 2.5oz BAG (Line 1 - Direct)	[***]	[***]	[***]
Cost per 2.5oz. BAG (Line 2 - Broad)	[***]	[***]	[***]

	Kingston City Roast Espresso #15008 (6 x 1kg)	Lion’s Blend #15010 (6 x 1kg)	Mountain Roast SWP Decaf #15012 (6 x 1kg)

Green Cost per lb (Roasted for Pre-Pack)	[***]	[***]	[***]
Shrinkage Cost per LB (Shrinkage %)	[***]	[***]	[***]
Royalty Fee per LB	[***]	[***]	[***]
Additional Packaging per LB	[***]	[***]	[***]
Hand-labeling per LB ([***] per label)	[***]	[***]	[***]
Toll Fee per LB	[***]	[***]	[***]
Admin Fee per LB	[***]	[***]	[***]
Volume Rebate per LB	[***]	[***]	[***]
Market Price Rebate per LB	[***]	[***]	[***]
Cost per LB (Line 1 - Direct)	[***]	[***]	[***]
Cost per CASE (Line 1 - Direct)	[***]	[***]	[***]
Freight Charge per LB	[***]	[***]	[***]
Cost per LB (Line 1 - Direct)	[***]	[***]	[***]
Cost per CASE (Line 1 - Direct)	[***]	[***]	[***]

Cost per 1kg BAG (Line 1 - Direct)	[***]	[***]	[***]
Cost per 1kg BAG (Line 2 - Broad)	[***]	[***]	[***]
18

SCHEDULE A

Order Management

o	Order Lead Time: Ten (10) working days

o	Unless under a separate supply agreement, prices are subject to change with 30 days written notice, when influenced by green coffee market conditions

o	Minimum roast batch size is approximately [***] lbs per SKU, roast to order

o	Minimum shipment: [***] cases assorted products

19